FORM OF LETTER OF TRANSMITTAL                EXHIBIT 99.1

                                DELTA MILLS, INC.
                           DELTA MILLS MARKETING, INC.
                                Offer to Exchange
                   $150,000,000 9 5/8% Senior Notes due 2007,
                            Series B, as guaranteed
    which have been registered under the Securities Act of 1933, as amended for any and all outstanding
                   $150,000,000 9 5/8% Senior Notes due 2007,
                            Series A, as guaranteed
               Pursuant to the Prospectus, dated January 7, 1998


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 12, 1998 (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").


                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

         If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to:


  BY REGISTERED OR CERTIFIED MAIL:             BY OVERNIGHT OR HAND DELIVERY:
      The Bank of New York                          The Bank of New York
       101 Barclay Street                            101 Barclay Street
          Floor 7 East               Corporate Trust & Agencies Service Window
       New York, N.Y.                                New York, N.Y. 10286
 Attention: Reorganization Section         Attention: Reorganization Section

                                  BY FACSIMILE:
                        (for Eligible Institutions only)
                                 (212) 815-6339

                              CONFIRM BY TELEPHONE:
                                 (212) 815-2742

         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.

         THE REGISTRATION STATEMENT ON FORM S-4 (FILE NO. 333-37617) OF WHICH THIS PROSPECTUS IS A PART WAS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 1998.

         The undersigned hereby acknowledges receipt of the Prospectus dated January 7, 1998 (the "Prospectus") of Delta Mills, Inc., a corporation incorporated under the laws of the state of Delaware (the "Company") and Delta Mills Marketing, Inc., a corporation incorporated under the laws of the state of Delaware (the "Guarantor"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the offer of the Company and the Guarantor (the "Exchange Offer") to exchange $1,000 principal amount of 9 5/8% Senior Notes due 2007, Series B, as guaranteed (the "Exchange Notes") for each $1,000 principal amount of its outstanding 9 5/8% Senior Notes due 2007, Series A, as guaranteed (the "Senior Notes"). The Exchange Notes and the Senior Notes are collectively referred to as the "Notes." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         Either this Letter of Transmittal or an Agent's Message (as defined herein) is to be completed by a holder of Senior Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Senior Notes) in order to tender Senior Notes. All deliveries of Senior Notes must be made either by (i) endorsement and delivery of certificated Senior Notes registered in the name of the Holder thereof and issued in accordance with the Indenture ("Definitive Registered Notes") or (ii) by book-entry transfer of book-entry interests of participants ("Book-Entry Interests") of the Depository Trust Company ("DTC") to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Book-Entry Transfer". Holders of Senior Notes who are unable to deliver (i) endorsed Definitive Registered Notes, (ii) confirmation of the book-entry tender of their Senior Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") or (iii) in either case all other documents required by or pursuant to this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date must tender their Senior Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures". See Instruction 1. Delivery of documents to DTC or any other party does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Senior Notes to which this Letter relates. If the space provided is inadequate, the principal amount of Senior Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------------------------------------------
                                                         BOX 1
                                         DESCRIPTION OF SENIOR NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESSES OF
       HOLDER(S) OF SENIOR NOTES                  AGGREGATE PRINCIPAL                     PRINCIPAL AMOUNT OF
      (PLEASE FILL IN, IF BLANK)                AMOUNT OF SENIOR NOTES                  SENIOR NOTES TENDERED*
                                         --------------------------------------------------------------------------


                                         --------------------------------------------------------------------------


                                         -------------------------------------------------------------------------


                                         --------------------------------------------------------------------------


                                         ---------------------------------------------------------------------------

                                          TOTAL
---------------------------------------------------------------------------------------------------------------------



* Unless otherwise indicated in this column, ALL of the Senior Notes indicated in the preceding column of this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

[  ]     CHECK HERE IF DEFINITIVE REGISTERED NOTES ARE BEING DELIVERED WITH THIS
         LETTER OF TRANSMITTAL AND COMPLETE THE FOLLOWING:

         Name(s)  of Holder(s)________________________________________________

         Certificate Number(s)________________________________________________

[  ]     CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution_______________________________________

         The Depository Trust Company Account Number______
         Transaction Code Number____

         By crediting the Senior Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Senior Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal and the Prospectus, the DTC participant confirms on behalf of itself and the beneficial owners of such Senior Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[  ]     CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Holder(s)________________________________________________

         Name of Institution that guaranteed delivery_______________________

         If Definitive Registered Notes are being tendered:


                  Name of Holder(s)_________________________________________

                  Certificate number________________________________________

         If Book-Entry Interests are being tendered:

   The Depository Trust Company:      Account Number ______________________
                                      Transactions Code Number______________

[  ]     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
         COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
         THERETO:

         Name_______________________________________________________________

         Address___________________________________________________________

         You are entitled to as many copies as you may reasonably request and if you need more than 10 copies, please so indicate by a notation below.

         Total number of copies needed_____________________________________


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Delta Mills, Inc.
Delta Mills Marketing, Inc.
233 North Main Street, Suite 200
Greenville, South Carolina 29601
Attention: Secretary


The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Administration

         Re:      Tender of Senior Notes for Exchange Notes

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer described in the Prospectus and this Letter of Transmittal, the undersigned hereby tenders to Delta Mills, Inc. the principal amount of Senior Notes indicated in Box 1 above (the "Tendered Notes"). Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, Delta Mills, Inc., all right, title, and interest in, to and under the Tendered Notes and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal. Each DTC participant transmitting by means of DTC a computer-generated message forming part of a Book-Entry Confirmation, on behalf of itself and the beneficial owner of the Senior Notes tendered thereby, acknowledges receipt of the Prospectus and this Letter of Transmittal and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each beneficial owner of Senior Notes tendered by the undersigned will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in certain no-action letters to third parties, that the Exchange Notes issued in exchange for the Senior Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer, as set forth below, or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. By tendering, each holder of Senior Notes represents to the Company that (i) the Exchange Notes or Book-Entry Interests therein to be acquired by such holder and any beneficial owner(s) of such Senior Notes or interests therein ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by such holder and any Beneficial Owner(s) in the ordinary course of business of any Beneficial Owner(s), (ii) the holder and each Beneficial Owner, if not a broker-dealer, are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the holder and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (except as set forth below), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the holder and each Beneficial Owner understands that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Senior Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the holder nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or Beneficial Owner will deliver to the Company a legal opinion confirming its representation made in clause (v) above. By tendering, each holder of Senior Notes that is a broker-dealer (whether or not it is also an "affiliate") that will receive Exchange Notes for its own account pursuant to the Exchange Offer, represents that the Senior Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of the Exchange Notes received in exchange for Senior Notes where such Senior Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities.

         The undersigned understands that tendering the Senior Notes pursuant to the procedures described under the captions "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the following paragraph. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

         Except as otherwise provided in the Prospectus, tenders of Senior Notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of Senior Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must
(i) specify the name of the person having deposited the Senior Notes to be withdrawn (the "Depositor"), (ii) identify the Senior Notes to be withdrawn (including the certificate number or numbers and principal amount of such Senior Notes) and (iii) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Senior Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Senior Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Senior Notes so withdrawn are validly retendered. Properly withdrawn Senior Notes may be retendered by following one of the procedures described herein and in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

         The undersigned acknowledges and understands that Exchange Notes will be issued in exchange for Tendered Notes (i) as Definitive Registered Notes registered in the name(s) of the undersigned and sent to the address(es) shown above in Box 1 or, if applicable, Box 2 if Definitive Registered Notes were tendered or (ii) as Book-Entry Interests delivered by book-entry transfer to the account of the undersigned shown above under Box 1 or, if applicable, Box 2 if Book-Entry Interests were tendered.

         Unless otherwise indicated in Box 2 below, please deliver Exchange Notes as specified in Box 1.

         The undersigned, by completing Box 1 above and signing this letter, will be deemed to have tendered the Senior Notes as set forth in such Box above.

                              (Box appears here.)


                                      BOX 2
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if the Exchange Notes exchanged for Senior Notes and/or if untendered Senior Notes or Senior Notes that are not accepted for exchange are to be delivered to someone other than the undersigned, or to the undersigned at an address or an account maintained at DTC other than that shown above under Box 1.

Please issue Exchange Notes and/or any unexchanged or unaccepted Senior Notes to:

Name(s):
----------------------------------------------------------------------------
(please type or print)

Address:

------------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
(include Zip Code)

Tax Identification or
Social Security No.:

[  ]       Credit Book-Entry Interests in Exchange Notes and/or unexchanged or unaccepted Senior Notes to the DTC account set forth below:

     ----------------------------------------------------------------------

                              (Box appears here.)


                                      BOX 3
                           USE OF GUARANTEED DELIVERY

[  ]     CHECK HERE ONLY IF SENIOR NOTES ARE BEING TENDERED BY MEANS OF
         A NOTICE OF GUARANTEED DELIVERY.
         See Instruction 2. If this box is checked, please provide the following information:

Name(s) of Holder(s):_________________________________________________________

---------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:_________________________

Name of Institution which Guaranteed Delivery:______________________________



         IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, AS APPLICABLE) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OR PRIOR TO THE EXPIRATION DATE.



                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.


                              (Box appears here.)



                                      BOX 4
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
----------------------------------------------------------------------------------------------------------------------

X ___________________________________                                       Signature Guarantee
                                                                            (If required by Instruction 5)
X ___________________________________                                        Authorized Signature
     (Signature of Owner(s))
                                                                          X ___________________________________
The above lines must be signed by the person in whose
name such Senior Notes are (i) registered in the case of                Name:  _______________________________
Definitive Registered Notes being tendered or (ii)                                  (please print)
registered on the security position listing maintained by
DTC or, in each case, by an person(s) authorized to                    Title: ________________________________
become holder(s) by documents transmitted herewith.  If
signature is by a trustee, executor, administrator,                    Name of Firm: ________________________
guardian, attorney-in-fact, officer, or other person acting                          (Must be an Eligible
in a fiduciary or representative capacity, such person                               Institution as defined in
must set forth is or her full title below.  See Instruction                            Instruction 2)
5.
Name(s):______________________________                                  Address:          __________________________

           ------------------------------                                                 -------------------------

Capacity: _____________________________                                                   _________________________
                                                                                             (include Zip Code)
Title:_________________________________
                                                                                      Area Code and Telephone Number:
Street Address: ________________________
                                                                                          -------------------------
         -------------------------------
                                                                         Date: ________________________________
         -------------------------------
         (include Zip Code)

Area Code and Telephone Number:
         -------------------------------

Tax Identification or Social Security Number:
         -------------------------------


                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER


         1.       DELIVERY OF THE SENIOR NOTES AND THIS LETTER OF TRANSMITTAL.

                  (A) If the holder is tendering Definitive Registered Notes, such holder must deliver (i) the certificate(s) representing the Senior Notes tendered, (ii) a properly completed and duly executed copy of this Letter of Transmittal and (iii) any other documents required by or pursuant to this Letter of Transmittal, all of which must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

                  (B) If the holder is tendering Book-Entry Interests, such holder must (i) utilize DTC's ATOP system to tender such holder's Book-Entry Interests to an account established at DTC by the Exchange Agent, (ii) make the Agent's Message and cause a Book-Entry Confirmation to be issued to the Exchange Agent or deliver a properly completed and duly executed copy of this Letter of Transmittal and (iii) deliver any other documents required by this Letter of Transmittal, all of which must be received by the Exchange Agent at its DTC account or address set forth herein prior to the Expiration Date.

         The method of delivery of certificates for Senior Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. In no event should any Senior Notes or related documentation be sent to the Company. Neither the Company nor the Registrar is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the Expiration Date.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Senior Notes but who cannot deliver their Senior Notes, Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Senior Notes according to the guaranteed delivery procedures set forth below, including completion of Box 3 (if this Letter of Transmittal is being delivered). Pursuant to such procedures:
(i) such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, in the case of Definitive Registered Notes, the certificate number or numbers of the Tendered Notes, and, in each case, the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the Expiration Date, either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message, together with the Tendered Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such Agent's Message or Letter of Transmittal, such properly completed and executed documents required by this Letter of Transmittal and such Tendered Notes in proper form for transfer must be received by the Exchange Agent within five NYSE trading days after the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

         3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Definitive Registered Notes are registered on the books of the Registrar (or the legal representative or attorney-in-fact of such registered holder) or who is a DTC participant who owns a Book-Entry Interest in the Senior Notes through a security position maintained by DTC may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Senior Notes who is not the registered holder or who is not a DTC participant who has a security position in the Senior Notes maintained by DTC in its name must arrange promptly with the registered holder or a DTC participant, as the case may be, to execute and deliver this Letter of Transmittal or an Agent's Message on his or her behalf through the execution and delivery to the registered holder or DTC participant of the "Instruction to Registered Holder or DTC Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

         4. PARTIAL TENDERS. If less than the entire number of Senior Notes are tendered, the tendering holder should fill in the number of Senior Notes tendered in the column labeled "Principal Amount of Senior Notes Tendered" of Box 1 above. The entire number of Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of all Senior Notes indicated in Box 1 above is not tendered, Senior Notes in a principal amount equal to Senior Notes not tendered as well as Exchange Notes exchanged for any Senior Notes tendered will be delivered to the address or account, as applicable, indicated in Box 1, unless a different address or account, as applicable, is provided in Box 2 of this Letter of Transmittal.

         5. SIGNATURES ON THE LETTER OF TRANSMITTAL; ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes (in the case of Definitive Registered Notes), the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by the DTC participant whose name appears on a security position maintained by DTC (in the case of Book-Entry Interests), the signature must correspond exactly with such participant's name as it appears on a security position maintained by DTC listing such participant as the owner of the Senior Notes, without any change whatsoever.

         If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names on several Senior Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Notes are held.

         When this Letter of Transmittal is signed by the holders of the Senior Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered or unaccepted Senior Notes are to be reissued, to a person other than the holder, then separate bond powers are required. Signatures on such bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Senior Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if: (i) this Letter of Transmittal is signed by the registered holder of Definitive Registered Notes tendered hereby, (ii) this Letter of Transmittal is signed by any participant in DTC whose name appears on a security position listing maintained by DTC as the owner of the Senior Notes tendered and such person has not completed Box 2 of this Letter of Transmittal or (iii) the Senior Notes are tendered for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal are required to be guaranteed, such guarantee must be made by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act which is a member of a recognized signature guarantee program.


         6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders of Senior Notes should indicate in Box 2 (i) the name and address to which Definitive Registered Notes representing Exchange Notes and/or substitute Definitive Registered Notes representing Senior Notes in a principal amount equal to the Senior Notes not tendered or not accepted for exchange are to be sent or (ii) the DTC account to which Book-Entry Interests in the Exchange Notes issued pursuant to the Exchange Offer and/or substitute Book-Entry Interests in the Senior Notes not tendered or not accepted for exchange are to be issued, in each case only if the recipient of such Exchange Notes or substitute Senior Notes is different from the person signing this Letter of Transmittal. The employer identification number or social security number of the person named must also be indicated. If no such instructions are given, such Exchange Notes and/or Senior Notes not tendered or not accepted for exchange will be credited to the registered holder or DTC account of the person(s) signing this Letter of Transmittal.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Senior Notes to it or its order and the issuance of Exchange Notes to the holder thereof pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer of Senior Notes to the Company or its order and the issuance of Exchange Notes to the holder thereof pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

         8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Senior Notes not validly tendered or any Senior Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Senior Notes as to any ineligibility of any

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holder who seeks to tender Senior Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Senior Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Senior Notes, but shall not incur any liability for failure to give such notification.

         9. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions of the Exchange Offer as enumerated in the Prospectus or this Letter of Transmittal in the case of any Tendered Notes.

         10. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Senior Notes or transmittal of this Letter of Transmittal will be accepted.

         11. MUTILATED, LOST, STOLEN OR DESTROYED SENIOR NOTES. Any tendering holder whose Senior Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent as soon as possible at the address indicated above for further instruction.

         12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

         13. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF SENIOR NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Senior Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Senior Notes when, as and if the Company has given written or oral notice thereof (such oral notice being promptly confirmed in writing) to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Senior Notes will be returned, without expense, to the signatory of Box 4 at the address or DTC account shown above or at a different address or DTC account as may be indicated herein under Box 2.

         14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth above and in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders".

         15. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through DTC's ATOP procedures by any DTC participant on behalf of itself and the beneficial owners of any Book-Entry Interests representing Senior Notes so tendered.

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